UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to § 240.14a-12

Magnolia Oil & Gas Corporation

(Name of Registrant as Specified In Its Charter)

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Magnolia Oil & Gas Corporation

Nine Greenway Plaza, Suite 1300

Houston, Texas 77046

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, MAY 4, 2020

The following Notice of 2020 Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Magnolia Oil & Gas Corporation (“Magnolia”), dated March 20, 2020, furnished to Magnolia stockholders in connection with the solicitation of proxies by the Board of Directors of Magnolia for use at the Annual Meeting of Stockholders to be held on Monday, May 4, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via live webcast.

This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 15, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

April 15, 2020

To the Stockholders of Magnolia Oil & Gas Corporation:

Due to the continuing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Magnolia Oil & Gas Corporation (“Magnolia”) has been changed. As previously announced, the Annual Meeting will be held on Monday, May 4, 2020 at 8:00 a.m., Central Time. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/MGY2020. You will not be able to attend the Annual Meeting physically in person.

Information about the Annual Meeting

As described in the proxy materials for the Annual Meeting previously distributed, the Annual Meeting is being held for the following purposes: (i) to elect seven directors to serve on our Board of Directors for a one year term, commencing on the date of the Annual Meeting; (ii) to approve an advisory, non-binding resolution regarding the compensation of our named executive officers for 2019; and (iii) to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2020 fiscal year.  You are entitled to participate in the Annual Meeting if you were a Magnolia stockholder at the close of business on March 6, 2020, the record date.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the proxy materials previously distributed.  Please review our proxy materials prior to voting.  The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format and may continue to be used to vote your shares in connection with the Annual Meeting.

Additional Information About the Virtual Annual Meeting

Attendance and Participation

Our virtual Annual Meeting will be conducted on the Internet via live webcast at www.virtualshareholdermeeting.com/MGY2020. By logging into the webcast, you will be able to “attend” and listen to the meeting from any location and vote your shares electronically on all proposals to be considered at the Annual Meeting.  If you have a question pertaining to the business of the Annual Meeting, you must submit it in accordance with the procedures described below.

To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card, your voting instruction form, or the Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Annual Meeting. If you are a beneficial owner of shares held in street name, you will still be required to obtain a legal proxy from your broker, bank or other nominee to vote at the virtual Annual Meeting.

The virtual Annual Meeting will begin promptly at 8:00 a.m., Central Time, on Monday, May 4. We encourage you to access the Annual Meeting prior to the start time. Participants should allow plenty of time to log in prior to the start of the Annual Meeting. Online access and check-in will begin at 7:45 a.m., Central Time.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins.

Questions

If you have a question pertaining to the business of the Annual Meeting, you must submit it in advance of the meeting.  Questions may be submitted beginning approximately two weeks prior to the Annual Meeting until 11:59 p.m., Eastern Time, on Friday, May 1, 2020.

If you wish to submit a question, you may do so by visiting www.proxyvote.com.  You should have your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions.  Each stockholder will be limited to no more than one question.

Questions pertinent to the business of the Annual Meeting will be read aloud and answered during the virtual Annual Meeting, subject to time constraints. Appropriate questions received that are not addressed at the meeting due to time constraints will be posted, along with our responses, in the Investors section of our website as soon as practical after the conclusion of the Annual Meeting.

Stockholder List

Beginning 15 minutes prior to, and during, the Annual Meeting, the list of our stockholders of record entitled to vote at the Annual Meeting will be available for viewing by stockholders for any purpose germane to the meeting at www.virtualshareholdermeeting.com/MGY2020. In addition, information on how to obtain access to this list of stockholders will be available during the ten days preceding the Annual Meeting on our website at www.magnoliaoilgas.com/investors. Stockholders requesting access to the list will be asked to provide the 16-digit control number found on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Annual Meeting.

Technical Difficulties

Technical support will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/MGY2020 beginning at 7:45 a.m., Central Time, on May 4, 2020 through the conclusion of the Annual Meeting.

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended
December 31, 2019 are available online at www.magnoliaoilgas.com/investors.
Additionally, you may access our proxy materials at www.proxyvote.com.

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